Exhibit 99.2
Fourth Quarter 2005 Supplemental Financial Report
Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
December 31, 2005
Company Information
First Potomac Realty Trust is a self-managed, self-administered real estate investment trust that focuses on owning and operating industrial and flex properties in the Washington, DC metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value.

Corporate Headquarters	7600 Wisconsin Avenue	Investor Relations	Tripp Sullivan
	11th Floor		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com

Barry H. Bass
New York Stock Exchange			Chief Financial Officer
(301) 986-9200
bbass@first-potomac.com

Web Site	www.first-potomac.com
Note that figures are rounded to the nearerst thousand throughout this document which may impact footing and/or crossfooting of subtotals and totals.

Quarterly Supplemental Disclosure
December 31, 2005
RECONCILIATION OF EBITDA TO NET INCOME
(unaudited, in thousands)

	Three Months Ended				Twelve Months Ended
	December 31, 2005	September 30, 20	June 30, 2005	March 31, 2005	December 31, 2005
OPERATING REVENUES
Rental revenues	$18,759	$16,557	$15,857	$14,137	$65,310
Tenant reimbursements and other	3,701	4,156	2,175	2,291	12,323

	22,460	20,713	18,032	16,428	77,633

PROPERTY EXPENSES
Property operating	4,076	3,288	3,148	3,007	13,519
Real estate taxes and insurance	2,009	1,641	1,523	1,395	6,568

NET OPERATING INCOME	$16,375	$15,784	$13,361	$12,026	$57,546

OTHER INCOME (EXPENSE)
General and administrative	(2,249)	(2,054)	(1,767)	(1,871)	(7,940)
Interest and other income	59	41	23	15	138

EBITDA	14,185	13,771	11,617	10,170	49,744

Depreciation and amortization	(7,380)	(6,613)	(5,828)	(5,077)	(24,898)
Interest expense	(5,928)	(5,398)	(4,674)	(4,516)	(20,516)
Loss from early retirement of debt	(2,776)	(95)	—	—	(2,871)

(Loss) income from continuing operations before minority interests	(1,899)	1,665	1,115	577	1,459

Minority interests	123	(104)	(77)	(51)	(109)

NET (LOSS) INCOME	$(1,776)	$1,561	$1,038	$526	$1,350

FINANCIAL MEASURES
(unaudited, in thousands, except per share data)

					Twelve Months
	Three Months Ended				Ended
	December 31, 200	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2005
FUNDS FROM OPERATIONS (“FFO”)
Net income (loss)	$(1,776)	$1,561	$1,038	$526	$1,350
Add back:					—
Depreciation & amortization of real estate assets[1]	7,380	6,613	5,828	5,077	24,898
Minority interest	(123)	104	77	51	109

FFO after debt retirement charges	$5,481	$8,278	$6,943	$5,654	$26,357
Debt retirement charges	2,776	95	—	—	2,871

FFO before debt retirement charges	8,257	8,373	6,943	5,654	29,228

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO before debt retirement charges	$8,257	$8,373	$6,943	$5,654	$29,228
Straight-line rent, net[2]	(320)	(214)	(348)	(325)	(1,207)
Deferred market rent	(504)	(319)	(300)	(265)	(1,388)
Non real-estate depreciation	46	33	19	17	115
Debt fair value amortization	(681)	(599)	(667)	(352)	(2,299)
Amortization of finance costs	208	177	207	191	783
Tenant improvements[4]	(226)	(548)	(630)	(362)	(1,766)
Leasing commissions[4]	(572)	(360)	(151)	(264)	(1,347)
Capital expenditures[3,4]	(452)	(520)	(305)	(143)	(1,420)

AFFO	$5,756	$6,023	$4,768	$4,151	$20,699

Total weighted average shares and OP units
Basic	20,407	17,655	17,555	15,627	17,849

Diluted	20,627	17,895	17,750	15,801	18,059

FFO per share:
FFO per share and unit — basic	$0.27	$0.47	$0.40	$0.36	$1.48

FFO per share and unit — diluted	$0.27	$0.46	$0.39	$0.36	$1.46

FFO per share and unit — diluted before debt retirement charges	$0.40	$0.47	$0.39	$0.36	$1.62

AFFO per share:
AFFO per share and unit — basic	$0.28	$0.34	$0.27	$0.27	$1.16

AFFO per share and unit — diluted	$0.28	$0.34	$0.27	$0.26	$1.15

[1]	Non-real estate depreciation is classified in General and Administrative expense.

[2]	Straight-line rent is net of rent abatement and write-off of uncollectible accounts

[3]	Capital expenditures exclude $0.4 million of non-real estate expenditures during third quarter 2005.

[4]	The following first-generation costs have been excluded from the calculation of AFFO:

Tenant improvements	$31	$41	$92	$64	$228
Leasing commissions	51	—	9	22	82
Capital expenditures	771	384	208	22	1,385

	$853	$425	$309	$108	$1,695

Quarterly Supplemental Disclosure
December 31, 2005
NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Total revenue	$13,711	$13,291	$32,870	$30,846
Property operating expenses	(2,538)	(2,181)	(5,797)	(5,294)
Real estate taxes and insurance	(1,198)	(1,202)	(2,721)	(2,865)

Same-property[1] NOI — accrual basis	9,975	9,908	24,352	22,687

Straight-line revenue, net	(128)	(133)	(161)	(188)
Deferred market rental revenue	(221)	(203)	(246)	(329)

Same-property NOI — cash basis	$9,626	$9,572	$23,945	$22,170

Same-property NOI growth — accrual basis	0.7%		7.3%
Same-property NOI growth — cash basis	0.6%		8.0%

Components of Same Property NOI Increase — accrual basis
Rental revenue increases	$620		$1,031
Occupancy (decreases) increases	(200)		993
Expense increase	(353)		(359)

	$67		$1,665

Same property percentage of total portfolio (sf)	53.3%	83.2%	33.2%	51.9%

Reconciliation of GAAP to Same Property NOI:

Total revenue	22,460	14,207	77,633	42,112
Property operating expenses	4,076	2,540	13,519	7,574
Real estate taxes and insurance	2,009	1,292	6,568	3,877

	$16,375	$10,375	$57,546	$30,661

Less: Non-same property NOI and termination fee income	(6,400)	(467)	(33,194)	(7,974)

Same-property[1] NOI — accrual basis	9,975	9,908	24,352	22,687

Straight-line revenue, net	(128)	(133)	(161)	(188)
Deferred market rental revenue	(221)	(203)	(246)	(329)

Same-property NOI — cash basis	$9,626	$9,572	$23,945	$22,170

[1]	Same property comparisons are based upon those properties owned for the entirety of the periods presented. Same-properties for the year to date periods compared include Plaza 500, Van Buren Business Park, 6600 Business Parkway, 13129 Airpark Road, 4200 and 4212 Technology Court, Newington Business Park Center, Crossways Commerce Center I, Crossways Commerce Center II, the Coast Guard Building, Rumsey Center, Snowden Center, Greenbrier Technology Center, Norfolk Business Center, Virginia Center, Interstate Plaza and Alexandria Corporate Park. The three months ended December 31, 2005 and 2004 includes the above properties as well as Herndon Corporate Center, Aquia Commerce Center, Deer Park, 6900 English Muffin Way, Gateway Center, Gateway West, Gateway West II, Girard Business Center, Girard Place, 15 Worman’s Mill Court, 20270 Goldenrod Lane, 4451 Georgia Pacific Blvd, 7561 Lindbergh Drive, Patrick Center, West Park, Woodlands Business Center, Old Courthouse Square and Airpark Place.

Quarterly Supplemental Disclosure
December 31, 2005
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	December 31, 2005	December 31, 2004
	(unaudited)
Assets
Rental property, net	$669,134	$463,937
Cash and cash equivalents	3,356	2,532
Escrows and reserves	9,818	6,301
Accounts and other receivables, net	2,705	2,768
Accrued straight-line rents, net	3,638	2,310
Deferred costs, net	6,676	4,196
Prepaid expenses and other assets	3,322	2,024
Intangible assets, net	29,114	26,008

Total assets	$727,763	$510,076

Liabilities

Mortgage loans	$369,266	$259,039
Credit facility	26,999	39,680
Accounts payable and accrued expenses	4,734	4,058
Accrued interest	1,618	800
Rents received in advance	2,932	1,744
Tenant security deposits	3,973	2,804
Deferred market rent	7,281	5,267

Total liabilities	416,803	313,392

Minority interest	21,629	18,991

Shareholders’ equity
Common shares, $0.001 par value, 100,000,000 common shares authorized: 20,072,755 and 14,154,000 shares issued and outstanding respectively	20	14
Additional paid-in capital	338,564	209,268
Deficit	(49,253)	(31,589)

Total shareholders’ equity	289,331	177,693

Total liabilities and shareholders’ equity	$727,763	$510,076

Quarterly Supplemental Disclosure
December 31, 2005
SELECTED OPERATING RATIOS
(unaudited, in thousands)

	Three Months Ended
	December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005		December 31, 2004
COVERAGE RATIOS
Interest Coverage Ratio
EBITDA	$14,185		$13,771		$11,617		$10,170		$9,004
Divided by Interest Expense	5,928		5,398		4,674		4,516		3,720

	2.39	x	2.55	x	2.49	x	2.25	x	2.42	x

Fixed Charge Coverage Ratio
EBITDA	$14,185		$13,771		$11,617		$10,170		$9,004
Divided by Interest Expense	5,928		5,398		4,674		4,516		3,720
+ Principal Amortization	1,095		909		827		778		710

	2.02	x	2.18	x	2.11	x	1.92	x	2.03	x

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense[1]	$2,249		$1,854		$1,767		$1,871		$1,414
Real Estate Revenues[1]	22,460		19,513		18,032		16,428		14,207

	10.0%		9.5%		9.8%		11.4%		10.0%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$396,266		$390,043		$331,462		$267,902		$298,719
Total Market Capitalization	967,553		843,699		769,331		671,342		653,099

	41.0%		46.2%		43.1%		39.9%		45.7%

[1]	Excludes non-recurring charges and termination fee income for third quarter 2005.

Quarterly Supplemental Disclosure
December 31, 2005
TOTAL MARKET CAPITALIZATION
(unaudited, in thousands)

		Percent of Total
		Market
		Capitalization
Total common shares outstanding	20,073
Common operating partnership (“OP”) units	1,404

Total common shares and OP units	21,477

Market price at December 31, 2005	$26.60

Total equity capitalization	$571,288	59.0%

Debt capitalization
Fixed-rate debt	$369,266	38.2%
Floating-rate debt	$26,999	2.8%

Total debt capitalization	396,265	41.0%

Total market capitalization	$967,553	100.0%

Quarterly Supplemental Disclosure
December 31, 2005
DESCRIPTION OF PROPERTIES

						Leased at
				Square	Annualized Cash	December 31,
Property	Property Type	Location	Year of Acquisition	Footage	Rent	2005
Plaza 500	Multi-tenant Industrial	Alexandria, VA	1997	506,725	5,151,478	96.1%
Van Buren Business Park	Flex	Herndon, VA	1997	109,310	1,940,062	96.5%
6600 Business Parkway	Single-tenant Industrial	Elkridge, MD	1997	172,200	1,006,120	100.0%
13129 Airpark Road	Multi-tenant Industrial	Culpeper, VA	1997	150,400	748,224	100.0%
Tech Court	Flex	Chantilly, VA	1998	64,064	747,102	77.0%
Newington Business Park Center	Multi-tenant Industrial	Lorton, VA	1999	254,114	2,468,514	98.3%
Crossways Commerce Center I	Multi-tenant Industrial	Chesapeake, VA	1999	348,615	1,968,943	100.0%
Crossways Commerce Center ll	Flex	Chesapeake, VA	1999	147,736	1,513,918	100.0%
Coast Guard Building	Flex	Chesapeake, VA	1999	61,992	920,934	100.0%
Snowden Center	Flex	Columbia, MD	2002	140,438	1,812,534	88.9%
Rumsey Center	Flex	Columbia, MD	2002	134,654	1,135,251	78.0%
Greenbrier Technology Center II	Flex	Chesapeake, VA	2002	79,684	913,677	90.1%
Norfolk Business Center	Flex	Norfolk, VA	2002	90,682	723,515	87.7%
Virginia Center	Flex	Glen Allen, VA	2003	119,324	1,286,903	86.8%
Interstate Plaza	Single-tenant Industrial	Alexandria, VA	2003	107,320	1,262,268	100.0%
Alexandria Corporate Park	Multi-tenant Industrial	Alexandria, VA	2003	278,130	4,258,272	81.9%
Herndon Corporate Center	Flex	Herndon, VA	2004	127,353	2,671,710	100.0%
Aquia Commerce Center I & II	Flex	Stafford, VA	2004	64,488	1,496,700	100.0%
Deer Park	Flex	Randallstown, MD	2004	171,140	1,279,208	84.8%
Gateway Center	Flex	Gaithersburg, MD	2004	44,307	646,157	100.0%
Gateway West	Flex	Westminster, MD	2004	110,147	921,723	79.4%
Girard Business Center	Flex	Gaithersburg, MD	2004	123,900	1,169,690	87.1%
Girard Place	Flex	Gaithersburg, MD	2004	175,217	1,424,016	100.0%
15 Worman’s Mill Court	Flex	Frederick, MD	2004	39,966	377,810	100.0%
20270 Goldenrod Lane	Flex	Germantown, MD	2004	24,468	347,812	75.2%
6900 English Muffin Way	Multi-tenant Industrial	Frederick, MD	2004	165,690	1,097,122	100.0%
4451 Georgia Pacific Boulevard	Multi-tenant Industrial	Frederick, MD	2004	169,750	1,138,557	100.0%
7561 Lindbergh Drive	Single-tenant Industrial	Gaithersburg, MD	2004	36,000	300,437	100.0%
Patrick Center	Office	Frederick, MD	2004	66,706	1,297,063	95.5%
West Park	Office	Frederick, MD	2004	28,950	437,602	83.8%
Woodlands Business Center	Office	Largo, MD	2004	37,940	451,678	60.1%
Old Courthouse Square	Retail	Martinsburg, WV	2004	201,350	1,181,584	96.0%
Airpark Place	Flex	Gaithersburg, MD	2004	82,200	931,216	89.1%
15395 John Marshall Highway	Single-tenant Industrial	Haymarket, VA	2004	123,777	1,147,413	100.0%
Norfolk Commerce Park II	Flex	Norfolk, VA	2004	128,147	1,402,836	93.7%
Crossways II	Flex	Chesapeake, VA	2004	85,004	898,873	100.0%
Windsor at Battlefield	Flex	Manassas, VA	2004	154,226	1,113,346	65.9%
Campus at Metro Park North	Flex	Rockville, MD	2004	190,238	4,172,716	100.0%
4612 Navistar Drive	Single-tenant Industrial	Frederick, MD	2004	215,085	1,781,034	100.0%
Reston Business Campus	Flex	Reston, VA	2005	83,000	1,436,263	91.6%
Enterprise Center	Flex	Chantilly, VA	2005	189,116	2,779,657	82.5%
1400 Cavalier Boulevard	Multi-tenant Industrial	Chesapeake, VA	2005	299,963	1,275,593	100.0%
Glenn Dale Business Center	Multi-tenant Industrial	Glenn Dale, MD	2005	315,191	1,632,865	99.2%
Gateway Centre	Flex	Manassas, VA	2005	99,607	967,872	91.4%
1434 Crossways Boulevard	Office	Chesapeake, VA	2005	220,501	2,447,394	100.0%
403/405 Glenn Drive	Flex	Sterling, VA	2005	197,201	1,219,719	81.7%
Diamond Hill Distribution Center	Multi-tenant Industrial	Chesapeake, VA	2005	712,550	2,780,781	99.8%
Linden Business Center	Flex	Manassas, VA	2005	108,004	1,261,548	84.3%
Owings Mills Business Center	Flex	Owings Mills, MD	2005	87,148	1,092,203	93.8%
Prosperity Business Center	Multi-tenant Industrial	Merrifield, VA	2005	71,572	764,737	100.0%
1000 Lucas Way	Flex	Hampton, VA	2005	182,175	1,390,595	91.5%

Subtotal				7,897,465	74,593,245	94.0%

2000 Gateway Boulevard	Multi-tenant Industrial	Hampton,VA	2005	421,100	—	—

				8,318,565	74,593,245	89.3%

Land Available for Development

Developable
Square Feet
John Marshall Highway	100,000
1400 Cavalier	100,000
Crossways Commerce Center I	25,000
Glenn Dale	200,000
Snowden Center	5,000
Navistar	50,000
Plaza 500	200,000
Linden	30,000

710,000

Quarterly Supplemental Disclosure
December 31, 2005
PORTFOLIO ANALYSIS
PORTFOLIO BY MARKET

				Annualized	Percentage of
	Number of		Percent	Rent - Cash	Annualized
	Buildings	Square Feet	Leased	Basis	Rent
Washington	72	4,605,365	93.2%	$49,822,245	66.8%
Norfolk	20	2,778,149	83.3%	16,237,059	21.8%
Baltimore	21	815,727	87.8%	7,247,039	9.7%
Richmond	1	119,324	86.8%	1,286,903	1.7%

Total	114	8,318,565	89.3%	$74,593,245	100.0%

PORTFOLIO BY PROPERTY TYPE

				Annualized	Percentage of
	Number of		Percent	Rent - Cash	Annualized
	Buildings	Square Feet	Leased	Basis	Rent
Single-tenant Industrial	5	654,382	100.0%	$5,497,272	7.4%
Multi-tenant Industrial	24	3,693,800	86.5%	23,285,086	31.2%
Flex	79	3,414,936	89.4%	39,995,566	53.6%
Office	5	354,097	93.5%	4,633,737	6.2%
Retail	1	201,350	96.0%	1,181,584	1.6%

Total	114	8,318,565	89.3%	$74,593,245	100.0%

PORTFOLIO BY LEASE TYPE

			Percentage of
	Number of		Leased
	Leases	Square Feet[1]	Portfolio
Triple Net	384	5,428,029	73.1%
Industrial Gross	58	605,714	8.1%
Full Service	139	1,393,072	18.8%

Total	581	7,426,815	100.0%

[1]	Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
December 31, 2005
MARKET CONCENTRATION
Market Concentration by square footage

	Washington	Norfolk	Baltimore	Richmond	Total

Single-tenant Industrial	5.8%	—	2.1%	—	7.9%
Multi-tenant Industrial	23.0%	21.4%	—	—	44.4%
Flex	22.6%	9.3%	7.7%	1.4%	41.0%
Office	1.6%	2.7%	—	—	4.3%
Retail	2.4%	—	—	—	2.4%

	55.4%	33.4%	9.8%	1.4%	100.0%

Market Concentration by Annualized Rent

	Washington	Norfolk	Baltimore	Richmond	Total

Single-tenant Industrial	6.0%	—	1.4%	—	7.4%
Multi-tenant Industrial	23.1%	8.1%	—	—	31.2%
Flex	33.1%	10.4%	8.4%	1.7%	53.6%
Office	2.9%	3.3%	—	—	6.2%
Retail	1.6%	—	—	—	1.6%

Total	66.7%	21.8%	9.9%	1.7%	100.0%

Quarterly Supplemental Disclosure
December 31, 2005
TOP TEN TENANTS

				Percentage
				of Total
				Annualized	Weighted
			Total	Rental	Average
		Number of	Leased	Revenue -	Remaining
Ranking	Tenant	Leases	Square Feet	Cash Basis[1]	Lease Term
1	U.S. Government	23	681,759	12.5%	4.5
2	Electronic Data Systems	2	220,501	3.3%	5.5
3	FKI Logistex	1	215,085	2.4%	10.8
4	CACI International	6	76,472	1.7%	5.0
5	First American Registry	1	55,851	1.7%	8.6
6	First Data Corporation	1	117,336	1.7%	2.9
7	TDS Logistics, Inc.	3	316,950	1.7%	0.2
8	Engineering Solutions	1	123,777	1.5%	6.8
9	Montgomery County	1	48,002	1.5%	9.9
10	Stock Building Supply, Inc	1	124,501	1.5%	4.2

	Subtotal Top 10 Tenants	40	1,980,234	29.5%	5.4
	All Remaining Tenants	541	5,446,581	70.5%	3.6

	Total / Weighted Average	581	7,426,815	100.0%	4.2

[1]	Annualized rental revenue is based on rental revenue as of December 31, 2005.

Quarterly Supplemental Disclosure
December 31, 2005
LEASE EXPIRATIONS

		Gross Leased Area		Annualized Rental Revenue
	Number of	Square	Percent of		Percent of	Average per
	Leases Expiring	Footage	Total	Amount	Total	Sq. Ft.
Year of Lease Expiration
MTM	28	131,506	1.8%	$1,238,779	1.7%	$9.42
2006	98	1,309,168	17.6%	9,003,169	12.1%	6.88
2007	114	1,114,864	15.0%	12,005,060	16.1%	10.77
2008	103	747,008	10.1%	8,679,496	11.6%	11.62
2009	78	1,162,110	15.7%	11,536,554	15.5%	9.93
2010	65	803,398	10.8%	9,019,340	12.1%	11.23
2011	32	893,671	12.0%	8,755,072	11.7%	9.80
2012	20	275,025	3.7%	2,692,775	3.6%	9.79
2013 and thereafter	43	990,065	13.3%	11,663,000	15.6%	11.78

Total	581	7,426,815	100.0%	$74,593,245	100.0%	$10.04

LEASE EXPIRATIONS—NEXT FOUR QUARTERS

		Gross Leased Area		Annualized Rental Revenue
	Number of		Percent of			Average per
	Leases Expiring	Square Footage	Total	Amount	Percent of Total	Sq. Ft.
Quarter of Lease Expiration
2006 — Q1	19	384,692	5.2%	$2,066,002	2.8%	5.37
2006 — Q2	23	188,114	2.5%	1,512,091	2.0%	8.04
2006 — Q3	31	208,819	2.8%	2,645,290	3.6%	12.67
2006 — Q4	25	527,543	7.1%	2,779,786	3.7%	5.27

Total	98	1,309,168	17.6%	$9,003,169	12.1%	$6.88

Quarterly Supplemental Disclosure
December 31, 2005
LEASING ANALYSIS

	3 months ended	12 months ended
	December 31, 2005	December 31, 2005
Leasing Production by square footage[1]

New and renewal leases
Square footage of new and renewal leases	488,813	1,289,375
Number of new and renewal leases commencing	37	143

Expired/Early Renewal/Terminated leases
Square footage of expired/early renewal leases	405,505	1,087,776
Square footage of terminated leases	26,582	165,939

Total — expired/early renewal/terminated leases	432,087	1,253,715

Signed in advance of existing lease expiration	1,765	16,822
Pre-Leasing	15,000	15,000
Net Absorption	39,961	3,838

New Leases

New square footage	138,986	369,748
Number of new leases commencing	20	71

Rental Change — Cash
New base rent	$13.23	$12.43
Percentage change in base rent	1.2%	4.5%

Rental Change — GAAP
New base rent	$14.45	$13.37
Percentage change in base rent	1.7%	7.9%

Average capital cost per square foot	$6.50	$6.16
Average downtime between leases (months)	3.9	5.6
Average lease term (months)	80.3	67.1

Renewal Leases

Square footage of renewal leases	349,827	919,627
Number of renewal leases commencing	17	72
Retention rate	86%	85%

Rental Change — Cash
New base rent	$5.85	$9.61
Expiring base rent	$5.36	$9.22
Percentage change in base rent	9.1%	4.2%

Rental Change — GAAP
New base rent	$6.08	$9.91
Expiring base rent	$6.05	$9.46
Percentage change in base rent	0.5%	4.8%

Average capital cost per square foot	$0.31	$0.51
Average lease term (months)	61.0	49.7

[1]	Includes 48,377 square feet of leases and associated costs for leases signed in 4th quarter for subsequent periods.

Quarterly Supplemental Disclosure
December 31, 2005
DEBT ANALYSIS
(unaudited, in thousands)

		Principal Balance	Annualized		Balance at
Encumbered Properties	GAAP Interest Rate	December 31, 2005	Debt Service[2]	Maturity Date	Maturity
Fixed Rate Debt

4200 Tech Court	8.07%	1,798	168	10/1/2009	1,705
4212 Tech Court	8.53%	1,748	169	6/1/2010	1,654
Crossways Commerce Center	6.70%	26,054	2,087	10/1/2012	23,313
Newington Business Park Center	6.70%	16,435	1,316	10/1/2012	14,706
Interstate Plaza[1]	5.30%	8,546	726	1/1/2007	8,282
Herndon Corporate Center[1]	5.66%	8,764	603	4/1/2008	8,548
Aquia Commerce Center I1	6.50%	931	165	2/1/2013	42
Deer Park[1]
6900 English Muffin Way[1]
Gateway Center[1]
Gateway West[1]
4451 Georgia Pacific[1]
20270 Goldenrod Lane[1]
15 Worman’s Mills Court[1]
Girard Business Center[1]	5.54%	78,012	6,434	9/11/2008	71,825
Girard Place[1]
Old Courthouse[1]
Patrick Center[1]
7561 Lindbergh Drive[1]
West Park[1]
Woodlands Business Center[1]
Norfolk Commerce Park II1	5.28%	7,700	648	8/7/2008	7,034
4612 Navistar Drive[1]	5.20%	14,371	1,131	7/11/2011	11,921
Campus at Metro Park North[1]	5.25%	26,259	2,028	2/11/2012	21,581
Plaza 500
Van Buren Business Park
Rumsey Center
Snowden Center	5.19%	100,000	5,190	8/1/2015	100,000
Greenbrier Technology Center II
Norfolk Business Center
Alexandria Corporate Park
Enterprise Center[1]	5.20%	20,016	1,647	12/1/2010	16,712
Glenn Dale Business Center[1]	5.13%	9,128	780	5/1/2009	8,033
Gateway Centre Manassas[1]	5.88%	1,905	239	11/1/2016	0
1434 Crossways Boulevard[1]	5.38%	20,605	1,491	8/5/2012	16,463
403 & 405 Glenn Drive[1]	5.50%	9,265	746	7/1/2011	7,807
Linden Business Center[1]	5.58%	7,760	559	10/1/2013	6,596
Owings Mills Business Center[1]	5.75%	5,911	425	3/1/2014	5,066
Prosperity Business Center[1]	5.75%	4,058	332	1/1/2013	3,242

		$369,266	$26,884		$334,530

Floating Rate Debt
Credit Facility[3]	LIBOR + 1.70%	26,999	1,644	12/31/2006	26,999

Total at December 31, 2005		$396,265	$28,528		$361,529

[1]	The balance at December 31, 2005 includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impact and actual interest rates are (i) Interstate Plaza — $0.4 million, 7.45%, (ii) Herndon Corporate Center — $0.2 million, 5.11%, (iii) Deer Park, English Muffin Way, Gateway Center, Gateway West, Georgia Pacific, Goldenrod Lane, Worman’s Mills Court, Girard Business Center, Girard Place, Old Courthouse, Patrick Center, Lindbergh Drive, West Park and Woodlands Business Center — $3.6 million, 6.71%, (iv) Norfolk Commerce Park II — $0.3 million, 6.90%, (v) 4612 Navistar Drive — $1.7 million, 7.48%, (vi) Campus at Metro Park North — $2.7 million, 7.11%, (vii) Enterprise Center — $2.5 million, 8.03% and (viii) Glenn Dale Business Center — $0.8 million, 7.83%, (ix) Gateway Centre Manassas — $0.1 million, 7.35%, (x) 1434 Crossways I — $0.8 million, 6.25%, (xi) 1434 Crossways II — $1.3 million, 7.05%, (xii) 403 & 405 Glenn Drive — $0.9 million, 7.60%, (xiii) Linden Business Center — $0.2 million 6.01%, (ivx) Owings Mills Business Center — $0.04 million, 5.85%, and (xv) Prosperity Business Center — $0.1 million, 6.25%. The mortgage assumed upon acquisition of Aquia Commerce Center I approximated its market value.

[2]	Annual debt service for floating rate loans reflects the principal balance at the end of the period multiplied by the variable interest rate in effect at the end of the period.

[3]	As of December 31, 2005, the borrowing base for the Credit Facility included the following properties: Virginia Center, Aquia Commerce Center II, Airpark Place, 15395 John Marshall Highway, Crossways II, Reston Business Campus, 1400 Cavalier Boulevard, Windsor at Battlefield, Diamond Hill Distribution Center and 2000 Gateway Boulevard.

Quarterly Supplemental Disclosure
December 31, 2005
MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES
Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.
While the Company believes net income available to common stockholders as defined by GAAP is the most appropriate measure, it considers FFO, NOI, EBITDA, and AFFO appropriate supplemental measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.
Net Operating Income
Management believes that NOI is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.
However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.
EBITDA
Management believes that EBITDA is a useful supplemental measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.
Funds From Operations
Management believes that FFO is a useful supplemental measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, FFO represents net income (loss) before minority interest (computed in accordance with GAAP), including gains (or losses) from debt restructuring and excluding gain on sale of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.
Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.
However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.
Adjusted Funds From Operations
Management believes that AFFO is a useful measure of the Company’s liquidity. The Company computes AFFO by adding to FFO the non-cash amortization of deferred financing costs and non-real estate depreciation, and then subtracting cash paid for any recurring tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents, deferred market rent and debt fair value amortization. First generation costs exclude non-recurring tenant improvements, leasing commissions and capital expenditures that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to opearting standard for its intended use. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.